UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                       ----------------------------------

       Date of Report (Date of earliest event reported):  September 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-63602-1                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                              3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of January 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On September 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
Mortgage  Pass-through  Certificates Series 2002-2
-------------------------------------------------------------------------------

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date: October 1, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2002



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     200,000,000.00   184,219,149.63     8,484,938.12   1,005,529.53     9,490,467.65      0.00        0.00      175,734,211.51
IA2      13,049,000.00    12,566,999.10        70,368.84      68,594.87       138,963.71      0.00        0.00       12,496,630.26
IA3      12,410,000.00    12,892,000.90             0.00           0.00             0.00      0.00   70,368.84       12,962,369.74
IA4      28,500,000.00    28,500,000.00             0.00     155,562.50       155,562.50      0.00        0.00       28,500,000.00
IIA1     38,331,000.00    34,019,000.00       616,000.00     155,844.51       771,844.51      0.00        0.00       33,403,000.00
IIA3     50,000,000.00    40,563,636.62     3,089,490.67     219,612.72     3,309,103.39      0.00        0.00       37,474,145.95
IIA4    100,000,000.00    84,986,096.91     4,046,581.87     460,117.23     4,506,699.10      0.00        0.00       80,939,515.04
IIA5     12,300,000.00    12,300,000.00             0.00      66,592.56        66,592.56      0.00        0.00       12,300,000.00
AP        1,734,900.00     1,702,417.45        18,528.13           0.00        18,528.13      0.00        0.00        1,683,889.32
B1       10,044,000.00     9,987,404.96         8,381.36      54,288.58        62,669.94      0.00        0.00        9,979,023.60
B2        2,390,000.00     2,376,533.05         1,994.37      12,918.13        14,912.50      0.00        0.00        2,374,538.68
B3        3,587,000.00     3,566,788.27         2,993.22      19,388.01        22,381.23      0.00        0.00        3,563,795.05
B4        2,630,000.00     2,615,180.70         2,194.64      14,215.35        16,409.99      0.00        0.00        2,612,986.06
B5        1,673,000.00     1,663,573.12         1,396.06       9,042.69        10,438.75      0.00        0.00        1,662,177.06
B6        1,680,461.00     1,670,975.76         1,402.27       9,082.94        10,485.21      0.00        0.00        1,669,573.49
R               100.00             0.00             0.00           0.00             0.00      0.00        0.00                0.00
P                 0.00             0.00             0.00      34,915.75        34,915.75      0.00        0.00                0.00
TOTALS  478,329,461.00   433,629,756.47    16,344,269.55   2,285,705.37    18,629,974.92      0.00   70,368.84      417,355,855.76

IIA2      5,897,076.00     5,233,691.39             0.00      28,335.36        28,335.36      0.00        0.00        5,138,922.16
AX        7,277,400.00     5,671,017.94             0.00      30,875.96        30,875.96      0.00        0.00        5,227,657.09
PAX       7,754,619.00     7,500,047.81             0.00      40,684.10        40,684.10      0.00        0.00        7,440,575.45
IAX      70,784,938.00    61,460,735.22             0.00      32,636.07        32,636.07      0.00        0.00       56,788,158.50

AP1       1,499,512.00     1,468,497.48        18,320.00           0.00        18,320.00      0.00        0.00        1,450,177.48
AP2         235,388.00       233,919.97           208.13           0.00           208.13      0.00        0.00          233,711.84
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1    86358R VC8      921.09574815    42.42469060  5.02764765    47.45233825          878.67105755       IA1       6.550000 %
IA2    86358R VD6      963.06223465     5.39266151  5.25671469    10.64937620          957.66957315       IA2       6.550000 %
IA3    86358R VE4    1,038.83971797     0.00000000  0.00000000     0.00000000        1,044.51005157       IA3       6.550000 %
IA4    86358R VF1    1,000.00000000     0.00000000  5.45833333     5.45833333        1,000.00000000       IA4       6.550000 %
IIA1   86358R VH7      887.50619603    16.07054342  4.06575644    20.13629986          871.43565260       IIA1      5.500000 %
IIA3   86358R VK0      811.27273240    61.78981340  4.39225440    66.18206780          749.48291900       IIA3      6.500000 %
IIA4   86358R VL8      849.86096910    40.46581870  4.60117230    45.06699100          809.39515040       IIA4      6.500000 %
IIA5   86358R VM6    1,000.00000000     0.00000000  5.41402927     5.41402927        1,000.00000000       IIA5      6.500000 %
AP     86358R VP9      981.27699003    10.67965301  0.00000000    10.67965301          970.59733702       AP        0.000000 %
B1     86358R VR5      994.36528873     0.83446436  5.40507567     6.23954002          993.53082437       B1        6.523538 %
B2     86358R VS3      994.36529289     0.83446444  5.40507531     6.23953975          993.53082845       B2        6.523538 %
B3     86358R VT1      994.36528297     0.83446334  5.40507667     6.23954001          993.53081963       B3        6.523538 %
B4     86358R VV6      994.36528517     0.83446388  5.40507605     6.23953992          993.53082129       B4        6.523538 %
B5     86358R VW4      994.36528392     0.83446503  5.40507472     6.23953975          993.53081889       B5        6.523538 %
B6     86358R VX2      994.35557267     0.83445555  5.40502874     6.23948428          993.52111712       B6        6.523538 %
R      86358R VU8        0.00000000     0.00000000  0.00000000     0.00000000            0.00000000       R         6.550000 %
TOTALS                 906.55038384    34.16948125  4.77851681    38.94799806          872.52801633

IIA2   86358R VJ3      887.50617933     0.00000000  4.80498471     4.80498471          871.43563352       IIA2      6.500000 %
AX     86358R VG9      779.26428944     0.00000000  4.24271855     4.24271855          718.34131558       AX        6.534407 %
PAX    86358R VN4      967.17167020     0.00000000  5.24643442     5.24643442          959.50238819       PAX       6.511832 %
IAX    86358R VQ7      868.27419726     0.00000000  0.46105953     0.46105953          802.26330777       IAX       0.637402 %

AP1                    979.31692444    12.21730803  0.00000000    12.21730803          967.09961641       AP1       0.000000 %
AP2                    993.76336092     0.88419970  0.00000000     0.88419970          992.87916121       AP2       0.000000 %
---------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
                                       -6-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2002

Class AX1 Beginning Balance                                   3,902,415.62
Class AX1 Interest Amount                                       21,300.69
Class AX1 Ending Balance                                      3,707,434.36

Class AX2 Beginning Balance                                   1,768,602.32
Class AX2 Interest Amount                                     9,575.27
Class AX2 Ending Balance                                      1,520,222.73

Class PAX1 Beginning Balance                                  1,774,763.94
Class PAX1 Interest Amount                                    9,687.25
Class PAX1 Ending Balance                                     1,773,268.50

Class PAX2 Beginning Balance                                  5,725,283.87
Class PAX2 Interest Amount                                    30,996.85
Class PAX2 Ending Balance                                     5,667,306.95

Class IAX1 Beginning Balance                                  25,459,509.50
Class IAX1 Interest Amount                                    12,294.52
Class IAX1 Ending Balance                                     24,380,691.35

Class IAX2 Beginning Balance                                  36,001,25.72
Class IAX2 Interest Amount                                    20,341.55
Class IAX2 Ending Balance                                     32,407,467.15

Total Scheduled Principal Amounts                             364,725.82
Group 1 Scheduled Principal Amounts                           219,233.52
Group 2 Scheduled Principal Amounts                           145,492.30

Total Unscheduled Principal Amounts                           15,909,174.89
Group 1 Unscheduled Principal Amounts                         8,294,675.17
Group 2 Unscheduled Principal Amounts                         7,614,499.72

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00

Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Aggregate Ending Principal Balance                              417,355,855.76
Group 1 Aggregate Ending Principal Balance                      243,379,577.77
Group 2 Aggregate  Ending Principal Balance                     173,976,277.99

Aggregate Non-Po Ending Principal Balance                       415,671,967.08
Group 1 Non-Po Aggregate Ending Principal Balance               241,929,400.78
Group 2 Non-Po Aggregate  Ending Principal Balance              173,742,566.30

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00
Fraud Loss Limit                                        9,566,589.00
Bankruptcy Loss Loss Limit                                120,971.00
Special Hazard Loss Loss Limit                          5,986,890.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                             90,251.93
Master Servicing Fee (including Retained Interest)              0.00
Retained Interest Fees                                     59,445.30
PMI Fees                                                    7,099.81



                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2002


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance               Percentage
1 Month                4                         973,343.24                  0.40 %
2 Month                3                         791,674.88                  0.33 %
3 Month                2                         520,039.18                  0.21 %
Total                  9                       2,285,057.30                  0.94 %

 Group 2
--------------------
Category              Number       Principal Balance               Percentage
1 Month                10                      4,634,507.74                  2.66 %
2 Month                2                         789,503.24                  0.45 %
3 Month                4                       1,514,426.00                  0.87 %
 Total                 16                      6,938,436.98                  3.98 %

 Group Totals
--------------------
Category              Number       Principal Balance               Percentage
1 Month                14                      5,607,850.98                  1.34 %
2 Month                5                       1,581,178.12                  0.38 %
3 Month                6                       2,034,465.18                  0.49 %
 Total                 25                      9,223,494.28                  2.21 %




Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           1                420,492.58                 0.24 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           1                420,492.58                 0.10 %


Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

 Group 2
------------------
         Number           Principal Balance           Percentage

           0                      0.00                 0.00 %

Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

                                       -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2002


Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                                          0.00
Class ia2 shortfall                                          0.00
Class ia3 shortfall                                          0.00
Class ia4 shortfall                                          0.00

Class iia1 shortfall                                         0.00
Class iia2 shortfall                                         0.00
Class iia3 shortfall                                         0.00
Class iia4 shortfall                                         0.00
Class iia5 shortfall                                         0.00

Class b1 shortfall                                           0.00
Class b2 shortfall                                           0.00
Class b3 shortfall                                           0.00
Class b4 shortfall                                           0.00
Class b5 shortfall                                           0.00
Class b6 shortfall                                           0.00
Class r shortfall                                            0.00

Class ax shortfall                                           0.00
Class ax1 shortfall                                          0.00
Class ax2 shortfall                                          0.00

Class pax shortfall                                          0.00
Class pax1 shortfall                                         0.00
Class pax2 shortfall                                         0.00

Class iax shortfall                                          0.00
Class iax1 shortfall                                         0.00
Class iax2 shortfall                                         0.00


Total Relief Act Shortfall                                    495.57

Class ia1 Relief Act Shortfall                                  0.00
Class ia2 Relief Act Shortfall                                  0.00
Class ia3 Relief Act Shortfall                                  0.00
Class ia4 Relief Act Shortfall                                  0.00

Class iia1 Relief Act Shortfall                                75.91
Class iia2 Relief Act Shortfall                                13.80
Class iia3 Relief Act Shortfall                               106.98
Class iia4 Relief Act Shortfall                               224.13
Class iia5 Relief Act Shortfall                                32.44

Class iax Relief Act Shortfall                                  9.91
Class iax1 Relief Act Shortfall                                 0.00
Class iax2 Relief Act Shortfall                                 9.91

Class pax Relief Act Shortfall                                 15.10
Class pax1 Relief Act Shortfall                                 0.00
Class pax2 Relief Act Shortfall                                15.10

Class ax Relief Act Shortfall                                   4.66
Class ax1 Relief Act Shortfall                                  0.00
Class ax2 Relief Act Shortfall                                  4.66

Class b1 Relief Act Shortfall                                   5.77
Class b2 Relief Act Shortfall                                   1.37
Class b3 Relief Act Shortfall                                   2.06
Class b4 Relief Act Shortfall                                   1.51
Class b5 Relief Act Shortfall                                   0.96
Class b6 Relief Act Shortfall                                   0.96
Class r Relief Act Shortfall                                    0.00
                                      -9-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-2
                              STATEMENT TO CERTIFICATEHOLDERS
                                     September 25, 2002


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                                             0.00
Class ia2 shortfall                                             0.00
Class ia3 shortfall                                             0.00
Class ia4 shortfall                                             0.00
Class iia1 shortfall                                            0.00
Class iia2 shortfall                                            0.00
Class iia3 shortfall                                            0.00
Class iia4 shortfall                                            0.00
Class iia5 shortfall                                            0.00
Class iax shortfall                                             0.00
Class iax1 shortfall                                            0.00
Class iax2 shortfall                                            0.00
Class pax shortfall                                             0.00
Class pax1 shortfall                                            0.00
Class pax2 shortfall                                            0.00
Class ax shortfall                                              0.00
Class ax1 shortfall                                             0.00
Class px2 shortfall                                             0.00
Class b1 shortfall                                              0.00
Class b2 shortfall                                              0.00
Class b3 shortfall                                              0.00
Class b4 shortfall                                              0.00
Class b5 shortfall                                              0.00
Class b6 shortfall                                              0.00
Class r shortfall                                               0.00

Prepayment Premiums Collected and Paid to Class P              34,915.75

